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                                3,000,000 Shares


                        INTERNEURON PHARMACEUTICALS, INC.

                     COMMON STOCK, PAR VALUE $.001 PER SHARE





                             UNDERWRITING AGREEMENT




[        ], 1996


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                                                  [           ], 1996




Montgomery Securities
Lehman Brothers
Vector Securities International, Inc.
c/o Montgomery Securities
    600 Montgomery Street
    San Francisco, CA  94111

Dear Sirs and Mesdames:

          Interneuron Pharmaceuticals, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters named in
Schedule I hereto (the "Underwriters"), 3,000,000 shares of its Common Stock, par value $.001 per share (the "Firm Shares").

          Certain stockholders of the Company (the "Selling Stockholders") named in Schedule II hereto severally propose to sell to the several Underwriters not more than an aggregate of 450,000 shares of Common Stock, par value $.001 per share of the Company (the "Additional Shares"), each Selling Stockholder selling not more than the number of shares set forth opposite such Selling Stockholder's name in Schedule II hereto, if and to the extent that you, as Managers of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in
Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares." The shares of Common Stock, par value $.001 per share of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Common Stock."
The Company and the Selling Stockholders are hereinafter sometimes collectively referred to as the "Sellers."

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Registration


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Statement"; the prospectus in the form first used to confirm sales of Shares is hereinafter referred to as the "Prospectus" (including, in the case of all references to the Registration Statement and the Prospectus, documents incorporated therein by reference). If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement.

          1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to and agrees with each of the Underwriters that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

          (b) (i) Each document filed or to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations thereunder, (ii) the Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and
     (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph 1(b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of


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     the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (d) Each of Intercardia, Inc., Progenitor, Inc., Transcell Technologies, Inc., InterNutria, Inc. and CPEC, Inc. (the "Material Subsidiaries") has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (e) The Company owns the percentage of the outstanding shares of capital stock of each of the Material Subsidiaries as set forth in the Prospectus, and all such shares have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

          (f) This Agreement has been duly authorized, executed and delivered by the Company.

          (g) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

          (h) The shares of Common Stock (including the Shares to be sold by the Selling Stockholders other than Shares to be sold by the Selling Stockholders which are to be issued pursuant to the exercise of options) outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable.

          (i)  The Shares to be sold by the Company and the


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     Shares to be sold by the Selling Stockholders which are to be issued pursuant to the exercise of options have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement and the relevant option agreement, if applicable, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

          (j) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (k) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) except that the Company has continued to incur operating losses and decreases in working capital in the ordinary course of conducting its business.

          (l) There are no legal or governmental proceedings pending or to the Company's knowledge, after due inquiry, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its Material Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed (including in documents or exhibits incorporated by reference) as required.

          (m)  Each preliminary prospectus filed as part of the


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     registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

          (n) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          (o) The Company and its Material Subsidiaries (i) are in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and
     (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (p) Other than has been set forth in the Prospectus, there are no contracts or agreements between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement except such rights as have been complied with or waived.

          (q) The Company has complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

          (r) Except as set forth in the Prospectus, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company; except as previously


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     disclosed in writing to the Underwriters, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, each Material Subsidiary.

          (s) To the extent set forth in the Prospectus, the Company or its Material Subsidiaries owns or possesses adequate licenses or other rights to use all material patents (or foreign equivalents), trademarks, licenses, copyrights and proprietary or other confidential information described in the Prospectus as owned or licensed by the Company except such as the failure to so own, possess or acquire would not have a material adverse effect on the Company. Except as set forth in the Prospectus, there are no issued, enforceable United States patents known to the Company to be issued in the United States which the Company believes to be infringed by its present activities or which would preclude the pursuit of its business as described in the Prospectus. The Company has not received any notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing (except with respect to potential conflicts set forth in the Prospectus).

          (t) The clinical trials and the human and animal studies conducted by or on behalf of the Company or in which the Company has participated that are described in the Prospectus were and, if still pending, are being conducted in accordance with standard medical and scientific research procedures, and the Company has operated and currently is in compliance in all material respects with all applicable rules, regulations and policies of the U.S. Food and Drug Administration.

          (u) The Company has not received nor is it aware of any communication (written or oral) relating to the termination or modification of any of the agreements to which the Company is a party and which are described or referred to in the Prospectus, the termination or modification of which would have a material adverse effect on the Company except to the extent such terminations or modifications are described, referred to or incorporated by reference in the Prospectus.

          (v) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii)


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     transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (w) All material tax returns required to be filed by the Company and each of its Material Subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, or subject to extensions, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of its Material Subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

          2. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. Each of the Selling Stockholders represents and warrants to and agrees with each of the Underwriters that:

          (a) This Agreement has been duly executed and delivered by or on behalf of such Selling Stockholders.

          (b) The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, the Custody Agreement signed by such Selling Stockholder and American Stock Transfer and Trust Company, as Custodian, relating to the deposit of the Shares to be sold by such Selling Stockholder (the "Custody Agreement") and the Power of Attorney appointing certain individuals as such Selling Stockholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "Power of Attorney") will not contravene any provision of applicable law, or any agreement or other instrument binding upon such Selling Stockholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Stockholder, except such as may be required by the securities or Blue Sky laws of the various states in


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     connection with the offer and sale of the Shares.

          (c) Each such Selling Stockholder which is selling Shares which are currently outstanding has, and on the Closing Date and Option Closing Date, if any, will have, valid title to the Shares to be sold by such Selling Stockholder and the legal right and power, and all approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder.

          (d) Each such Selling Stockholder which is selling Shares to be issued pursuant to the exercise of options will on the Option Closing Date, if any, have valid title to the Shares to be sold by such Selling Stockholder, and has, and on the Option Closing Date, if any, will have the legal right and power, and all approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder.

          (e) The Shares to be sold by such Selling Stockholder pursuant to this Agreement, other than the Shares to be sold by the Selling Stockholder which are to be issued pursuant to the exercise of options, have been duly authorized and are validly issued, fully paid and non-assessable.

          (f) The Shares to be sold by such Selling Stockholder which are to be issued pursuant to the exercise of options have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement and the relevant option agreement, if applicable, will be validly issued, fully paid and non-assessable.

          (g) The Custody Agreement and the Power of Attorney have been duly executed and delivered by such Selling Stockholder and are valid and binding agreements of such Selling Stockholder.

          (h) Assuming the Underwriters acquire their interests in the Shares to be sold by the Selling Stockholders in good faith and without notice of any adverse claims, delivery of the Shares to be sold by such Selling Stockholder pursuant to this Agreement will pass title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

          (i) All information furnished by or on behalf of such Selling Stockholder for use in the Registration Statement


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     and Prospectus is, and on the Closing Date and Option Closing Date, if any,
     will be, true, correct, and complete, and does not, and on the Closing Date and Option Closing Date, if any, will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.

          3. AGREEMENTS TO SELL AND PURCHASE. The Company, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the
Company at $[    ] a share (the "Purchase Price") the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter.

          On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, each Selling Stockholder agrees, severally and not jointly, to sell to the Underwriters up to the number of Additional Shares set forth in Schedule II hereto opposite the name of such Selling Stockholder, and the Underwriters shall have a one-time right to
purchase, severally and not jointly, up to [     ] Additional Shares at the
Purchase Price. If you, on behalf of the Underwriters, elect to exercise such option, you shall so notify the Company and the Custodian in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares. In the event that the over-allotment option is exercised in part, the Underwriters shall purchase Additional Shares pro rata among the Selling Stockholders, except as may be determined by the attorneys-in-fact.

          Each Seller hereby agrees that, without the prior written consent of Montgomery Securities on behalf of the Underwriters, it will not, during the period ending 90 days after


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the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are now owned by the undersigned or are hereafter acquired) or
(ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof or pursuant to existing agreements as described in the Prospectus, or (C) the grant by the Company of options or the issuance by the Company of shares pursuant to the Company's 1989 Stock Option Plan, 1994 Long Term Incentive Plan and 1995 Stock Purchase Plan. In addition, each Selling Stockholder, agrees that, without the prior written consent of Montgomery Securities on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

          4. TERMS OF PUBLIC OFFERING. The Sellers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Sellers are further advised by you that the Shares are to be offered to the public initially at
$[       ] a share (the "Public Offering Price") and to certain dealers selected
by you at a price that represents a concession not in excess of $[    ] a share
under the Public Offering Price, and that any Underwriter may allow, and such
dealers may reallow, a concession, not in excess of $[   ] a share, to any
Underwriter or to certain other dealers.

          5. PAYMENT AND DELIVERY. Payment for the Firm Shares to be sold by the Company shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 A.M., New York City
time, on [         ], 1996, or at such other time on the same or such other
date, not later than [       ], 1996, as shall be designated in writing by you.
The time and date of such payment


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are hereinafter referred to as the "Closing Date."

          Payment for any Additional Shares shall be made to the Custodian, on behalf of the Selling Stockholders, in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 A.M., New York City time, on the date specified in the notice described in Section 3 or on such other date, in any event not later than [_______], 1996, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Option Closing Date."

          Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

          6. CONDITIONS TO THE UNDERWRITERS' OBLIGATIONS. The obligations of the Sellers to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than [4:00 P.M.] (New York City time) on the date hereof.

          The several obligations of the Underwriters are subject to the following further conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement and except that the Company has continued to incur operating losses and decreases in working capital in the ordinary course of conducting its business) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

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          (b)  The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

          The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

          (c) The Underwriters shall have received on the Closing Date an opinion of Bachner, Tally, Polevoy & Misher, LLP, outside counsel for the Company, dated the Closing Date, to the effect that:

               (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

              (ii) each Material Subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

             (iii) to such counsel's knowledge, after due inquiry, the outstanding shares of capital stock of each of the Material Subsidiaries owned by the Company

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          as set forth in the Prospectus, have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature;

              (iv) the authorized capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Prospectus;

               (v) the shares of Common Stock (including the Shares to be sold by the Selling Stockholders, other than Shares to be sold by the Selling Stockholders which are to be issued pursuant to the exercise of options) outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable;

              (vi) the Shares to be sold by the Company and the Shares to be sold by the Selling Stockholders which are to be issued pursuant to the exercise of options have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement and the relevant option agreements, if applicable, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not, to such counsel's knowledge, after due inquiry, be subject to any preemptive or similar rights;


             (vii) this Agreement has been duly authorized, executed and delivered by the Company;

            (viii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of Federal, New York or Delaware General Corporation law or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its Material Subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Material Subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its

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          obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

              (ix) the statements (A) in the Prospectus under the captions "Collaborative Agreements--Marketing Agreements", "Collaborative Agreements--Licensing/Manufacturing and Supply Agreements", "Subsidiary Agreements--Intercardia Agreements", "Business-Legal Proceedings", and "Description of Capital Stock" and (B) in the Registration Statement in Item 15, in each case insofar as such statements constitute summaries of the material legal matters, material documents or proceedings referred to therein, fairly present and summarize the information called for with respect to such material legal matters, material documents and proceedings;

               (x) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its Material Subsidiaries is a party or to which any of the properties of the Company or any of its Material Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required, except that such counsel need not express any opinion with respect to U.S. Food and Drug Administration ("FDA") or U.S. Drug Enforcement Administration ("DEA") regulatory matters or patent matters or other matters covered by the opinions of Pennie & Edmonds, Lowe, Price, LeBlanc & Becker, and Hyman, Phelps & McNamara, P.C., respectively, pursuant to paragraphs (f), (g) and (h) hereof;

              (xi) the Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

             (xii) to the best of such counsel's knowledge, after due inquiry, other than has been set forth in the Prospectus, there are no contracts or agreements between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement which rights have not been effectively waived or satisfied.

            (xiii) To such counsel's knowledge, (i) each document filed by the Company pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (except for financial statements and notes thereto and financial or statistical data included therein, as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and (ii) the Registration Statement and Prospectus (except for financial statements and notes thereto and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

            (xiv) Although such counsel has not undertaken to determine independently, and therefore does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, such counsel has participated in the preparation of the Registration Statement and Prospectus. Based upon and subject to the foregoing, nothing has come to such counsel's attention that causes them to believe that (except for financial statements and notes thereto and schedules and other financial and statistical data as to which such counsel need not express any belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that (except for financial statements and notes thereto and schedules and other financial and statistical data as to which such counsel need not express any belief) the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          The opinion of Bachner, Tally, Polevoy & Misher, LLP may state that such firm need not express any opinion as to patent matters or FDA and DEA regulatory matters covered by the opinions of Pennie & Edmonds and Lowe, Price, LeBlanc & Becker and Hyman, Phelps & McNamara P.C., respectively, to be delivered pursuant to paragraphs (f), (g) and (h) hereunder.

          (d) The Underwriters shall have received on the Option Closing Date an opinion of Bachner, Tally, Polevoy & Misher, LLP, counsel for the Selling Stockholders, dated the Option Closing Date, to the effect that:

               (i) this Agreement has been duly executed and delivered by or on behalf of each of the Selling Stockholders;

              (ii) to such counsel's knowledge, after due inquiry, the execution and delivery by each Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement and the Custody Agreement and Powers of Attorney of such Selling Stockholder will not contravene any provision of Federal or New York law, or, to the best of such counsel's knowledge, any agreement or other instrument binding upon such Selling Stockholder or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Stockholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with offer and sale of the Shares;

             (iii) the Custody Agreement and the Power of Attorney of each Selling Stockholder have been duly executed and delivered by such Selling Stockholder and are valid and binding agreements of such Selling Stockholder;

              (iv) assuming the Underwriters acquire their interests in the Shares to be sold by the Selling Stockholders in good faith and without notice of any adverse claims, delivery of the Shares to be sold by each Selling Stockholder pursuant to this Agreement will pass title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances; and

          (e) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in subparagraphs (vi),
     (vii), (ix) (but only as to the statements in the Prospectus under "Description of Capital Stock" and "Underwriters"), (xiii) (but only as to clause (ii) of such subparagraph) and (xiv) of paragraph (c) above.

          With respect to subparagraph (xiii) and (xiv) of paragraph (c) above, Bachner, Tally, Polevoy & Misher, LLP and Davis Polk & Wardwell may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (and, in the case of Bachner, Tally, Polevoy & Misher, LLP, documents incorporated by reference therein) and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to paragraph (d) above, Bachner, Tally, Polevoy & Misher LLP may rely upon an opinion or opinions of counsel for any Selling Stockholder and, with respect to factual matters and to the extent such counsel deems appropriate, upon the representations of each Selling Stockholder contained herein and in the Custody Agreement and Power of Attorney of such Selling Stockholder, including the signature guaranty of each Selling Stockholder, and in other documents and instruments, including certificates of officers of the Company and of government officials; PROVIDED that (A) each such counsel for the Selling Stockholders is satisfactory to your counsel, (B) a copy of each opinion so relied upon is delivered to you and is in form and substance satisfactory to your counsel, (C) copies of such Custody Agreements and Powers of Attorney and of any such other documents and instruments shall be delivered to you and shall be in form and substance satisfactory to your counsel and
     (D) Bachner, Tally, Polevoy & Misher, LLP shall state in their opinion that they are justified in relying on each such other opinion.

          The opinions of Bachner, Tally, Polevoy & Misher, LLP described in paragraphs (c) and (d) above (and any opinions of counsel for any Selling Stockholder referred to in the immediately preceding paragraph) shall be rendered to the Underwriters at the request of the Company or one or more of the Selling Stockholders, as the case may be, and shall so state therein.

          (f) The Underwriters shall have received on the Closing Date an opinion of Pennie & Edmonds, patent counsel for the Company on certain specific matters and patent counsel for Progenitor, Inc. ("Progenitor"), dated the Closing Date, to the effect that:

               (i) based on the information brought to such counsel's attention by the Company in connection with the prosecution of a patent application for a class of melatonin analogs that include IP 100-9 and by Progenitor in connection with the prosecution of the patent applications of Progenitor referred to in the Prospectus under the heading "Business - Patents and Proprietary Rights," with respect to the Company's and Progenitor's investigation, if any, of the published literature and patent references relating to the inventions claimed in such patent applications (hereinafter "relevant applications"), such counsel disclosed all references known to it to the Patent and Trademark Office in accordance with 37 C.F.R. Section 1.56; to the best of such counsel's knowledge, all information submitted to the U.S. Patent and Trademark Office in the relevant applications, and in connection with the prosecution of the relevant applications, was accurate; neither such counsel, nor to the best of its knowledge, the Company or Progenitor, made any misrepresentation or concealed any material information from the Patent and Trademark Office in the relevant applications, or in connection with the prosecution of the relevant applications in violation of 37 C.F.R. Section 1.56;

               (ii) the statements in the Prospectus under the headings "Risk Factors -- Uncertainty of Patent Position and Proprietary Rights" and "Business -- Patents and Proprietary Rights", relating to general patent matters and to specific patent matters regarding dexfenfluramine, Progenitor and IP 100-9, in each case insofar as such statements constitute summaries of legal matters, documents or proceedings referred to therein, fairly present the information called for by the federal securities laws with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein; and

               (iii) other than as disclosed in the Prospectus under the headings "Risk Factors -- Uncertainty of

          Patent Position and Proprietary Rights" and "Business -- Patents and Proprietary Rights", to the best of such counsel's knowledge, neither the Company nor Progenitor has received any notice of infringement of or conflict with asserted material rights of any third party with respect to any patents, trademarks, licenses, copyright and proprietary or other confidential information employed by the Company in connection with its business relating to dexfenfluramine or IP 100-9 or employed by Progenitor in connection with its business.

          (g) The Underwriters shall have received on the Closing Date an opinion of Lowe, Price, LeBlanc & Becker, patent counsel for the Company, dated the Closing Date, to the effect that:

               (i) based on the information brought to such counsel's attention by the Company and the Material Subsidiaries (except, for all purposes in this paragraph (g), Progenitor, Inc.) with respect to the Company's investigation, if any, of the published literature and patent references relating to the inventions claimed in its material patent applications, such counsel disclosed all material references known to it to the Patent and Trademark Office in accordance with 37 C.F.R.
          Section 1.56; to the best of such counsel's knowledge, all material information submitted to the U.S. Patent and Trademark Office in the relevant applications, and in connection with the prosecution of the relevant applications, was accurate; neither such counsel, nor to the best of its knowledge, the Company or any of the Material Subsidiaries, made any misrepresentation or concealed any material information from the Patent and Trademark Office in any of such applications, or in connection with the prosecution of such applications, in violation of 37 C.F.R. Section 1.56;

               (ii) the statements in the Prospectus under the headings "Risk Factors -- Uncertainty of Patent Position and Proprietary Rights" and "Business -- Patents and Proprietary Rights", in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for by the federal securities laws with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein; and

               (iii) other than as disclosed in the Prospectus, to the best of such counsel's knowledge, neither the Company nor any of the Material Subsidiaries has received any notice of infringement of or conflict with asserted rights of any third party with respect to any material patents, trademarks, licenses, copyright and proprietary or other confidential information employed by the Company or any of the Material Subsidiaries in connection with its business.

          (h) You shall have received on the Closing Date an opinion of Hyman, Phelps & McNamara, P.C., regulatory counsel for the Company, dated the Closing Date, to the effect that (i) the statements in the Prospectus under the headings "Risk Factors -- Risk Relating to Redux -- Effect of Controlled Substances Act and Similar State Regulations," "Risk Factors -- Uncertainties Related to Clinical Trials," "Risk Factors -- Uncertainty of Government Regulation," "Risk Factors -- Uncertainty Regarding Waxman-Hatch Act" and "Business -- Government Regulation" and other references in the Prospectus to FDA and DEA regulatory matters, in each case insofar as such statements or references constitute a summary of the legal matters referred to therein, are in all material respects correct and accurate statements or summaries of the applicable federal laws and regulations, subject to the qualifications set forth therein and (ii) to the best of such counsel's knowledge, it is not aware of any FDA or DEA governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any or its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described.

          (i) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Coopers & Lybrand L.L.P., independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus; PROVIDED that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

          (j) The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between you and the officers, directors and certain stockholders of the Company relating to sales and certain other dispositions of shares of Common

     Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

          The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

          7. COVENANTS OF THE COMPANY. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

          (a) To furnish to you, without charge, two signed copies of the Registration Statement (including exhibits thereto and documents incorporated by reference therein) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 4:30 P.M. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated therein by reference and any supplements and amendments thereto or to the Registration Statement as you may reasonably request. The terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents subsequently filed by the Company with the commission under the Exchange Act that are deemed to be incorporated by reference in the Prospectus.

          (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

          (c) If, during such period after the first date of the public offering of the Shares as in the reasonable opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the reasonable opinion of counsel for the Company or the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

          (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

          (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending June 30, 1997 that satisfies the provisions of
     Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

          (f) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section

     7(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) all costs and expenses incident to listing the Shares on The Nasdaq National Market, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged by the Company in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show with Company approval, and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 9 entitled "Indemnity and Contribution", and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, travel, lodging and meal expenses incurred by employees of the Underwriters in connection with the road show, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

          8. EXPENSES OF SELLING STOCKHOLDERS. Each Selling Stockholder, severally and not jointly, agrees to pay or cause to be paid (i) all taxes, if any, on the transfer and sale of the Shares being sold by such Selling Stockholder and (ii) such Selling Stockholder's PRO RATA share (determined by dividing the number of Shares sold by such Selling Stockholder by the total number of Shares sold by all Sellers) of all costs and expenses incident to the performance of the obligations of the Selling Stockholders and the Company under this Agreement, including, but not limited to, all expenses enumerated in
Section 7(f) above and the fees, disbursements and expenses of counsel for the Selling Stockholders; PROVIDED, HOWEVER, that the Selling Stockholders shall not be liable for the aforementioned expenses to the extent such expenses are paid by the Company.

          9. INDEMNITY AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through you expressly for use therein.

          (b) To the extent the over-allotment option is exercised and the Selling Stockholders sell Shares hereunder, each such Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless (i) the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through you expressly for use therein; PROVIDED, HOWEVER, that with respect to any amount due to an indemnified person under this Section 9, each Selling Stockholder shall be liable only to the extent of the net proceeds received by such Selling Stockholder from the sale of such Selling Stockholder's Shares; PROVIDED FURTHER, HOWEVER, that the indemnification provided by each Selling Stockholder to the Company shall only be with reference to information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto. The Underwriters will make no claim hereunder of any Selling Stockholder until a period of at least six months after the Underwriters have made a claim against the Company hereunder and such claim remains unsatisfied or has been rejected.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Stockholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraph (a), (b) or (c) of this Section 9, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.
It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for (i) all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (ii) the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) all Selling Stockholders and all persons, if any, who control any Selling Stockholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of the Underwriters, such firm shall be designated in writing by Montgomery Securities. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Stockholders and such controlling persons of the Selling Stockholders, such firm shall be designated in writing by the persons named as attorneys-in-fact for the Selling Stockholders under the Powers of Attorney.
The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (e)  To the extent the indemnification provided for in paragraph (a),
(b) or (c) of this Section 9 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

          (f) The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by PRO rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) of this Section 9. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Stockholder shall be required to contribute any amount in excess of the amount of the net proceeds received by such Selling Stockholder from the sale of such Selling Stockholder's Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (g)  The indemnity and contribution provisions contained in this
Section 9 and the representations, warranties and other statements of the Company and the Selling Stockholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, any Selling Stockholder or any person controlling any Selling Stockholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

          10. TERMINATION. This Agreement shall be subject to termination by written notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers, Inc., (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          11. EFFECTIVENESS; DEFAULTING UNDERWRITERS. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

          If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you and the Company for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders. In any such case either you or the relevant Sellers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Seller shall be unable to perform its obligations under this Agreement, the Sellers will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

          12. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          13. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

          14. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.


                                        Very truly yours,

                                        INTERNEURON PHARMACEUTICALS, INC.



                                        By_____________________________
                                          Name:
                                          Title:


                                        The Selling Stockholders
                                        named in Schedule II hereto,
                                        acting severally


                                        By_____________________________
                                          Attorney-in-Fact


Accepted as of the date hereof

Montgomery Securities
Lehman Brothers
Vector Securities International, Inc.
Acting severally on behalf
 of themselves and the
 several Underwriters named
 herein.

     By Montgomery Securities



     By___________________________
        Name:
        Title:

                                   SCHEDULE I



                                             Number of
                                             Firm Shares
        Underwriter                          To Be Purchased
        -----------                          ---------------

Montgomery Securities
Lehman Brothers
Vector Securities International, Inc.










                                             _______________

                         Total ........
                                             ===============

                                   SCHEDULE II



                                             Number of
                                          Additional Shares
     Selling Stockholders                     To Be Sold
     --------------------                 -----------------

Dr. Lindsay A. Rosenwald                     225,000

Dr. Glenn L. Cooper                           55,000

Dr. Richard Wurtman                           25,000

Dr. Judith Wurtman                             5,000

Mark S. Butler                                46,667

Thomas F. Farb                                46,666

Bobby W. Sandage, Jr., Ph.D.                  46,667

                                          _______________

                    Total........            450,000
                                          ===============

                                                                       Exhibit A
                                                                       ---------



                            [FORM OF LOCK-UP LETTER]



                                                              ____________, 199_

Montgomery Securities
Lehman Brothers
Vector Securities International, Inc.
c/o Montgomery Securities
600 Montgomery Street
San Francisco, CA  94111

Dear Sirs:

          The undersigned understands that Montgomery Securities ("Montgomery"), as Representative of the several Underwriters, proposes to enter into an Underwriting Agreement (the "Underwriting Agreement") with Interneuron Pharmaceuticals, a Delaware corporation (the "Company"), providing for the public offering (the "Public Offering") by the several Underwriters, including Montgomery (the "Underwriters"), of shares (the "Shares") of Common Stock, par value $.001 per share, of the Company (the "Common Stock").

          To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Montgomery on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending the sooner of (i) 180 days from the date of the execution of this letter or (ii) 90 days after the date of the final prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are now owned by the undersigned or are hereafter acquired), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause
(1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement. In addition, the undersigned agrees that, without the prior written consent of Montgomery on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

          Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to agreement between the Company and the Underwriters.

                                                  Very truly yours,


                                                  _________________________
                                                  (Name)

                                                  _________________________
                                                  (Address)